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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 11, 1996



                               RailAmerica, Inc.
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             (Exact Name of Registrant as Specified in its Charter)




       Delaware                   0-20618                  65-0328006
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State of Incorporation        Commission File             IRS Employer
                                   Number               Identification no.



             301 Yamato Road, Suite 1120, Boca Raton, Florida 33431
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                     Address of Principal Executive Office



Registrant's telephone number, including area code:  (561) 994-6015





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                       INFORMATION INCLUDED IN THE REPORT

Item 2.    Acquisition or Disposition of Assets

           On October 11, 1996 RailAmerica, Inc. ( the "Company"), through its wholly-owned subsidiary Dakota Rail, Inc., a South Dakota corporation, completed the purchase of all of the outstanding stock of Otter Tail Valley Railroad, Inc. ("OTVR") for $4,250,000 in cash. The transaction was structured to be effective as of September 30, 1996. The cash was obtained through an acquisition loan advance from the Company's revolving line of credit with the National Bank of Canada.

           OTVR operates 72 miles of rail line in western Minnesota from Fergus Falls, MN to an interchange with Burlington Northern/Santa Fe near Fargo, North Dakota. Currently, the railroad hauls coal, grain and fertilizer. The Company plans to have OTVR continue this line of business.

           The assets of OTVR consist primarily of land, buildings, railway corridor and equipment. The purchase price was arrived at through arms-length negotiations between the parties.





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Item 7.    Financial Statements and Exhibits

           (a)      Financial statements of business acquired.(1)

           See "Index to Financial Statements" on page 4.

           (b)      Pro forma financial information.(1)

           See "Index to Financial Statements" on page 4.

           (c)      Exhibits.

           See "Index to Exhibits" on page 5.





















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           (1) It is impractical to provide the required financial information at the present time. Accordingly, pursuant to the provisions of (a)(4) of Item 7 of Form 8-K, the Company will file by amendment the required financial information as soon as practical, but no later than 60 days after this report is required to be filed.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 22nd day of October, 1996.


                                         RAILAMERICA, INC.



                                   BY:/s/ Gary O Marino
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                                          Gary O. Marino
                                          Chairman and Chief Executive Officer



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                         INDEX TO FINANCIAL STATEMENTS

(a)        Financial Statements of business acquired.(2)

(b)        Pro forma financial information.(2)































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(2)        To be filed by amendment.



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                                 EXHIBIT INDEX

2.1 Stock Purchase Agreement, dated as of September 20, 1996, by and among Otter Tail Valley Railroad Company, Inc., a Minnesota corporation, and the shareholders of Otter Tail Valley Railroad Company, Inc., and Dakota Rail, Inc., a South Dakota corporation, less exhibits and schedules, which will be furnished supplementally to the commission upon request.



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